SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  October 6, 1999
(Date of earliest event reported)

Commission File No. 333-62547




                      Asset Backed Funding Corporation
--------------------------------------------------------------------------------


       Delaware                                                     75-2533468
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)


100 North Tryon Street
Charlotte, North Carolina                                              28255
--------------------------------------------------------------------------------
Address of principal executive offices                                (Zip Code)



                                 (704) 386-2400
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code


                       NationsBanc Asset Securities, Inc.
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.   Other Events
          ------------

Documents incorporated by Reference

The Annual Report on Form 10-K, as amended, of Financial Security Assurance Holdings, Inc. for the year ended December 31, 1998 and the Quarterly Report on Form 10-Q of Financial Security Assurance Holdings, Inc. for the period ended June 30, 1999 are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-62547) of the Registrant; and
(iii) the Prospectus Supplement and Prospectus each dated October 7, 1999, relating to United PanAm Mortgage Loan Asset Backed Certificates, Series 1999-2, and shall be deemed to be part hereof and thereof.



ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------
(EX-23)                                     Consent of PricewaterhouseCoopers
                                            LLP, independent accountants for
                                            Financial Security Assurance Inc.

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ASSET BACKED FUNDING CORPORATION


October 7, 1999

                                          By:      _/s/ Bob Perret
                                          Name:    Bob Perret
                                          Title:   Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.                  Description                         Electronic (E)
-----------                  -----------                         --------------

   (EX-23)                          Consent of PricewaterhouseCoopers LLP,     E
                             independent accountants for Financial
                             Security Assurance Inc.